AMERICAN GENERAL ANNUITY INSURANCE COMPANY
           A.G. SEPARATE ACCOUNT A
              ELITEPLUSr BONUS

    FLEXIBLE PREMIUM INDIVIDUAL AND FIXED
                  VARIABLE
         DEFERRED ANNUITY CONTRACTS
      SUPPLEMENT DATED JANUARY 4, 2000
                     TO
     PROSPECTUS DATED DECEMBER 23, 1999

Effective  January 1, 2000, the  Oppenheimer
Small  Cap  Growth Fund/VA  (the  ""Fund""),
which  provides  underlying investments  for
ElitePlus  Bonus''  Oppenheimer  Small   Cap
Growth Fund/VA Division 13, changed its investment parameters and its definition of small cap companies.

As  a result of these changes, the ElitePlus
Bonus   Prospectus  should  be  revised   as
follows:

1.    On Page 7 under Summary, please delete
  the   Iinvestment    Sstrategy   for   the
  Oppenheimer Small Cap Growth Fund/VA and insert in its place the following:

          ""Capital        appreciation
          through investments in  small
          cap   companies  with  market
          capitalizations of less  than
          $1.8 billion""

2.    On  Page  20  under  Variable  Account
  Options,  please  delete  the  Iinvestment
  Oobjective for the Oppenheimer  Small  Cap
  Growth Fund/VA Division 13 and insert in its place the following:

          ""Seeks  to  provide  capital
          appreciation        primarily
          through    investments     in
          securities   of   small   cap
          companies  that  the   Fund's
          investment  adviser  believes
          have     favorable     growth
          prospects.  At  present,  the
          Fund  considers an issuer  to
          be a `small cap issuer' if it
          has     awith    a     market
          capitalization of up to  $1.8
          billion.""